Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of U.S. RealTel, Inc. (the “Company”) on Form 10-QSB for the quarter ending March 31, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Charles B. McNamee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Charles B. McNamee

Charles B. McNamee Chief Executive Officer

May 14, 2003

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